UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 30, 2018 (May 29, 2018)

POLARIS INDUSTRIES INC.
(Exact name of Registrant as specified in its charter)

Minnesota	1-11411	41-1790959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2100 Highway 55
Medina, Minnesota 55340
(Address of principal executive offices)
(Zip Code)

(763) 542-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On May 29, 2018, Polaris Industries Inc., a Delaware corporation (“Parent”) and wholly owned subsidiary of Polaris Industries Inc., a Minnesota corporation (“Polaris”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Parent, Polaris Sales Inc., a Minnesota corporation and wholly owned subsidiary of Parent (“Buyer”), Beam Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of Buyer (“Merger Sub”), Boat Holdings, LLC, a Delaware limited liability company (the “Company”), and the holder representative thereunder, pursuant to which, on the terms and subject to the conditions therein, among other things, Merger Sub will merge with and into the Company, with the Company continuing as the surviving limited liability company in the merger and a wholly owned subsidiary of Buyer (the “Merger”), for aggregate consideration of $825 million, subject to customary adjustments based on, among other things, the amount of cash, debt and working capital in the business of the Company at the closing date, with a portion of such aggregate consideration equal to $100 million to be paid in the form of a series of deferred annual payments over 12 years following the closing date.

The completion of the Merger is subject to the receipt of customary closing conditions, including, among others, expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the absence of any law, regulation, or order issued by a court or other governmental authority restraining or making illegal the consummation of the Merger.

The Merger Agreement contains customary representations, warranties and covenants from both the Company and Parent, Buyer and Merger Sub. The Merger Agreement may be terminated under certain circumstances, including by Parent or the Company if the Merger has not been completed by September 28, 2018.  Polaris currently anticipates that the Merger will be completed in the third quarter of 2018. Polaris expects to fund the consideration for the Merger with a combination of bank debt and private placement debt financing. The Company has agreed, subject to certain exceptions and limitations, to indemnify Parent for certain breaches of representations, warranties, covenants and other specified matters, and Parent has obtained a commitment for “representation and warranty” insurance which will provide coverage for certain breaches of representations and warranties of the Company contained in the Merger Agreement, subject to certain deductibles, exclusions, policy limits and certain other terms and conditions.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

The Merger Agreement and the above description have been included to provide investors with information regarding the terms of the Merger. They are not intended to provide any other factual information about the Company or any parties to the Merger Agreement or their respective affiliates or equityholders. The representations, warranties and covenants contained in the Merger Agreement were made only for the purpose of the Merger Agreement and as of specific dates, were solely for the benefit of the parties thereto, may have been used for purposes of allocating risk between each party rather than establishing matters of fact, may be subject to a contractual standard of materiality different from that generally applicable to investors and may be subject to qualifications or limitations agreed upon by the parties in connection with the negotiated terms of the Merger, including being qualified by schedules and other disclosures made by each party. Accordingly, investors should not rely on the representations, warranties and covenants in the Merger Agreement as statements of factual information.

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical or current facts, including statements about beliefs and expectations, are forward-looking statements.  These forward-looking statements cover, among other things, the timing of closing of the Merger, the expected sources of funds to be used for the consideration to be paid in the Merger, and the nature of the closing conditions for the Merger. Forward-looking statements involve inherent risks and uncertainties, and important factors could cause actual results to differ materially from those anticipated, including the following: (1) the Merger may not be completed, or completed within the expected timeframe; (2) costs relating to the Merger (including in respect of the financing of the Merger) may be greater than expected; (3) a governmental entity may prohibit, delay or refuse to grant a necessary regulatory approval in connection with the Merger; (4) other closing conditions may not be met on a timely basis or at all which may delay or prevent the Merger or require a waiver of such conditions; and (5) other factors identified under “Risk Factors” in Part I, Item 1A of Polaris’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, and updated in Polaris’ subsequent reports filed with the Securities and Exchange Commission (“SEC”). Forward-looking statements speak only as of the date they are made, and Polaris undertakes no obligation to update them in light of new information or future events.

Item 7.01	Regulation FD Disclosure.

Polaris issued a press release on May 30, 2018 announcing execution of the Merger Agreement. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information in this Item 7.01 and in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Parent’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Exhibit

2.1
Merger Agreement, dated as of May 29, 2018, by and among Polaris Industries Inc., Polaris Sales Inc., Beam Merger Sub, LLC, Boat Holdings, LLC, and the Holder Representative thereunder (excluding schedules and exhibits, which Polaris agrees to furnish supplementally to the SEC upon request)

99.1	Press release, dated May 30, 2018

EXHIBIT INDEX

Number	Description	Method of Filing
2.1
Merger Agreement, dated as of May 29, 2018, by and among Polaris Industries Inc., Polaris Sales Inc., Beam Merger Sub, LLC, Boat Holdings, LLC, and the Holder Representative thereunder (excluding schedules and exhibits, which Polaris agrees to furnish supplementally to the Securities and Exchange Commission upon request)
Filed Electronically

99.1	Press release, dated May 30, 2018	Furnished Electronically

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2018

POLARIS INDUSTRIES INC.

/s/ Michael T. Speetzen
Michael T. Speetzen
Executive Vice President – Finance and
Chief Financial Officer